Exhibit 99.1
UBS Global Oil and Gas Conference May 21, 2008

Forward-Looking Statements Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause Pioneer's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on acceptable terms, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, access to and availability of drilling equipment and transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans (including its plan to repurchase stock) or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, and acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer undertakes no duty to publicly update these statements except as required by law. Please see the appendix slides included in this presentation for other important information.

Investment Highlights

PIONEER NATURAL RESOURCES

Pioneer at Significant Inflection Point

- **On track to deliver 14+% production per share CAGR through 2011**
  - Q1 2008 production grew +24% vs. Q1 2007[1]
  - Large low-risk drilling inventory from core assets (Spraberry, Raton, Edwards and Tunisia) supports consistent, repeatable growth
- **Targeting >20% after-tax cash flow CAGR through 2011**
  - Reflects production growth, legacy hedge expirations and declining VPP obligations
  - 2009 after-tax cash flow expected to increase ~50% from 2008
  - Earnings from continuing operations expected to more than double in 2008 and triple in 2009 compared to 2007
- **Generating free cash flow in 2008 and beyond**
- **Total proved reserves and resource potential of 2.8 BBOE**
- **Net Asset Value[2]**
  - ~$109 per share at $85 / BBL oil and $8.50 / MCF gas
  - ~$153 per share at $100 / BBL oil and $10 / MCF gas

1) Excluding Canada
2) Net Asset Value is after-tax and discounted at 10%

3

Delivering Consistent Production Growth 1) Production pro forma for Deepwater GOM, Argentina and Canada divestitures; assumes 2005 and 2006 VPP volumes in place for all of 2005 2) Q1 '07 production impacted by weather-related losses in Raton, Mid-Continent and Spraberry totaling ~3 MBOEPD Q1 '08 production +24% vs. Q1 '07 2005 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 East 85 90 892 96 101 103 110 90 103 892 2006 Q2 '07 MBOEPD1 Q1 '07 Q3 '07 96 101 Q4 '07 85 2005 Q1 '08 110

2005 2006 2007 2008 2009 2010 2011 Historical Production Production Outlook 30.9 33 36 41 45 52 54.8 1.9 6.3 9 12 On Track To Deliver 14+% Production Per Share CAGR1 Development Spraberry Raton Edwards Tunisia Oooguruk Barnett Shale South Africa Resource Play Upside Spraberry Edwards Tunisia Raton Pierre Shale Rockies Barnett Shale Cosmopolitan MMBOE 33 31 Production pro forma for Deepwater GOM, Argentina and Canada divestitures; assumes 2005 and 2006 VPP volumes in place for all of 2005 14+% Per Share CAGR (assumes no additional share repurchases) Per Share CAGR: 16% 36

Core Area Drilling Program Generating Strong Returns in 20081 $85/BBL & $8/MCF (NYMEX) Before Tax $85/BBL & $8/MCF (NYMEX) Before Tax $85/BBL & $8/MCF (NYMEX) Before Tax $95/BBL & $9/MCF (NYMEX) Before Tax $95/BBL & $9/MCF (NYMEX) Before Tax $70/BBL & $7/MCF2 (NYMEX) Before Tax $70/BBL & $7/MCF2 (NYMEX) Before Tax Cash Margin $/BOE IRR DROI3 IRR DROI3 IRR DROI3 Spraberry (West Texas Oil, NGLs & Gas) 55 40% 2.1 50% 2.3 30% 1.7 Raton (Colorado Gas) 30 40% 2.5 50% 2.9 35% 2.1 Edwards Trend (South Texas Gas) 40 40% 1.9 50% 2.2 30% 1.7 Tunisia (Oil & Gas) 75 >100% >3.0 >100% >3.0 >100% >3.0 Cash margins, IRRs and DROIs assume current costs and price differentials. Cash margins are pre-tax reflecting revenues less production costs Assumes no reduction in costs or price differentials Discounted Return on Investment (DROI) is defined as present value of future cash flow discounted at 10% divided by discounted capital investment

2008 2009 2010 2011 2012 2013 Historical Production VPP Oil 8 7 7 4 4 0 VPP Gas 5 5 Legacy Hedges 10 Legacy Hedge Expirations Contribute Significant Cash Flow Improvement VPP Oil Obligation 12 Includes 6 MBOPD of unwound hedges for which the losses are locked in and 4 MBOPD hedged at $32 / BBL Cash flow improvements based on May strip pricing ($112/BBL and $10/MCF) 23 7 4 Legacy Oil1 Hedges1 Incremental Pre-Tax Cash Flow vs.2008 ($MM)2 - 200 325 450 450 600 MBOEPD 5 10 VPP Gas Obligation 8 5 7 4

- 0.1 0.2 0.5 0.6 2006 2007 2008 2009 2010 2011 East 0.756 0.85 1.25 1.9 2 2.1 Targeting >20% After-Tax Cash Flow CAGR After-tax cash flow from operations reflects the divestiture of Canada in late 2007, strip pricing (low end of range reflects December 2007 strip pricing of $88/BBL and $8.50 MCF; high end reflects May 2008 strip pricing of $112/BBL and $10/MCF) and expected growth from development drilling and development projects Cash taxes projected to increase in 2010/2011 due to intangible drilling cost credits not offsetting significant earnings growth After-Tax Cash Flow1 ($ billions) 0.8 2011 1.8 - 2.4 Cash flow growth driven by production growth (2/3) and legacy hedge expiration (1/3) 65% of revenue growth from oil-related production growth Generating free cash flow in 2008 and beyond 2009 after-tax cash flow expected to increase ~50% from 2008 2009 ROCE from continuing operations expected to more than double to 16% - 19% compared to 2007 Earnings from continuing operations expected to more than double in 2008 and triple in 2009 compared to 2007 >20% CAGR 2007 1.1 - 1.4 2008 1.6 - 2.2 2009 1.7 - 2.3 2010 Estimated Cash Taxes2

Reserves and Resource Potential1 YE '06 Proved Reserves (MMBOE) YE '07 Proved Reserves (MMBOE) Additional Net Resource Potential (MMBOE) Spraberry 440 481 1,0002 Raton CBM/Pierre Shale 250 266 3502 Mid-Continent 113 111 20 Edwards Trend 27 38 100 Tunisia 6 21 110 Barnett Shale 0 16 90 Alaska 0 5 120 Other 38 26 80 Total 8743 964 1,870 Reflects year-end pricing of $95.92/BBL and $6.80/MMBTU (NYMEX) Formerly estimated to be 145 MMBOE for Spraberry and 125 MMBOE for Raton Pro forma for Canada divestiture 2.8 BBOE of Proved Reserves and Resource Potential

$85 / $8.50 $100 / $10.00 $115 / $11.50 Proved Reserves 57 76 87 Transition 0 0 8 Low-Risk Unbooked Resource 47 72 97 Transition 5 5 5 Focused on Increasing Net Asset Value Per Share Assumes current production costs and capital costs ~$109 After-Tax Net Asset Value Per Share at 10% Discount Rate1 ~$56 ~$53 Oil / Gas Price Assumptions ~$153 ~$81 ~$72 Proved Reserves - 964 MMBOE Net Resource Potential - 1,870 MMBOE $85 / $8.50 $100 / $10.00

Spraberry – A Growing, Premier Oil Resource Play

PIONEER NATURAL RESOURCES

- **Pioneer is the largest driller and producer in the Spraberry field**
  - 869 M gross acres (>50% of Spraberry; >75% HBP)
  - 5,300 active wells



- **5th largest oil field and 15th largest gas field in the U.S.[1]**
  - Largest producing field in the Permian Basin (1.7 MM acres)
  - Spraberry production growing; other large onshore oil fields declining
- **Updated field volumetrics show >30 BBOE OOIP, with PDP EUR of 3.5 BBOE[2]**
- **High commodity prices support initiatives to capture additional resource potential**
  - 12% - 13% primary recovery on 40-acre well spacing
  - Additional 6% primary recovery estimated from 20-acre infill drilling
  - Historical waterflood results suggest 9% additional recovery potential

} 27% - 28% Total Recovery

Actively progressing initiatives to capture additional resource potential

1) Source: Energy Information Administration
2) Source for PDP EUR: Nehring Associates

11

Spraberry - Only Large U.S. Onshore Oil Field Growing 10 Largest Oil Fields in the United States1: Production Growth Since 2003 Spraberry Trend Area Mars-Ursa Thunder Horse Wasson Belridge South Elk Hills Kern River Midway-Sunset Kuparuk River Prudhoe Bay 1997 22.1 31.9 0 15.1 41.1 20.5 48.8 61.6 96.1 252.3 2000 16.9 51.7 0 23.7 41.3 17.3 44.9 56.7 49.6 188.6 2003 19.8 58.1 0 26.1 41.1 18.7 36.7 47.8 58.8 141.3 2006 24.2 61.6 0 24.7 38.9 17.2 30.8 39.6 45.5 92.1 Spraberry Trend Area Mars-Ursa2 Thunder Horse2 Wasson Belridge South Elk Hills Kern River Midway-Sunset Kuparuk River Prudhoe Bay +22% +6% -5% -8% -16% -17% -23% -35% 1) Source: EIA 2) Offshore Oil Field -5%

Spraberry - Additional Resource Potential

PIONEER NATURAL RESOURCES

Data supports PXD resource potential of ~1.0 BBOE

	Additional Net Resource Potential (MMBOE)
▪ **Ongoing field development**	~200
– 40-acre spacing and deeper Wolfcamp drilling	
– Excludes YE 2007 proved undeveloped reserves of 248 MMBOE	
▪ **Identified recovery improvements**	
– 20-acre spacing on high-graded acreage (~9,500 drilling locations)	~500
• Drilled 4 successful 20-acre infill wells in Q1	
• IPs tracking 40-acre type curve as expected; support 75% - 80% recovery assumption of 40-acre EUR	
• Drilling 20 – 25 20-acre wells in 2008	
– Secondary recovery (waterflood)	~300
• Specific areas have been identified for large scale project implementation in 2009	
	~1,000

- **Excludes upside from leveraging advances in completion technology:**
  - Fracing 5 previously unstimulated horizontal wells using isolation packers
    - 1st well results are very encouraging
    - 2 additional wells have been recently fraced; remaining 2 to be fraced during 2H 2008

13

Spraberry - Solid Production Growth Continues Drilling 350 wells in 2008 94 wells drilled in Q1 Production expected to grow ~15% in 20082 based on 16-rig program Will substantially ramp up drilling beginning in 2009 Increased drilling combined with resource recovery initiatives provide confidence in 15% production CAGR through 2011 >25% of 2007 Total Production Excludes 8 MBOEPD of VPP-related volumes ~50% of 2007 Total Proved Reserves 481 MMBOE - 50% PDP / 50% PUD1 Strong Returns: 50% IRR @ $95/bbl Multi-year Drilling Inventory ~19,000 locations 1 BBOE Additional Resource Potential Includes proved reserves attributable to the public ownership in PSE Includes production attributable to the public ownership in PSE (~1,100 BOEPD in Q2 and ~1,600 BOEPD in Q3 and Q4) '11 Q1 '07 Q1 '08 2005 2006 2007 2008 2009 2010 2011 25 30 20 23.581 26.6 30.6 44 2 3.5 MBOEPD 24 27 '06 '07 '082 20 '05 15% CAGR ~15% Q1 '07 30 25 Q1 '08 21%

PDP PUD 1998 161 1999 203 2000 212 2001 236 2002 300 2003 334 2004 351 2005 404 2006 440 2007 481 2008 2009 2013 550 31 Spraberry - Resource Recovery Initiatives Enhance Reserve Growth PXD Spraberry Proved Reserves (MMBOE) 440 404 351 334 236 300 212 203 160 4811 ~50% of YE 2007 total PXD proved reserves 2006 2005 2004 2003 2001 2002 2000 1999 1998 2007 2012 ~250 MMBOE Expect increased drilling activity and resource recovery initiatives to add proved reserves of ~250 MMBOE1 over the next 5 years Will significantly improve Spraberry organic F&D

New Shale Play in Our Backyard!

PIONEER NATURAL RESOURCES

- Pierre Shale play identified and being developed under existing Raton CBM field
- Play has evolved over past 2 years
- Initially drilled 10 vertical wells
  - 5 wells drilled in the "fairway" proved commerciality of Kp1 zone
  - 5 other wells tested the extent of the play
- 21 TCF OGIP based on whole core evaluations and well control
- Total resource potential exceeds 2 TCF
  - ~1,200 risk-adjusted potential drilling locations (80-acre spacing)
  - 18 BCF proved reserves at YE 2007; expect to reach 70 BCF by YE 2008 and >200 BCF by 2010
- Initiating testing of Kp2 and Kp3 in several wells
- Initiating horizontal drilling end of Q2 to assess upside


Colorado
PXD Pierre Shale (134 M Acres)
PXD Raton CBM (318 M Acres)
Raton
New Mexico

Raton: 9th largest U.S. gas field[1]

Pierre Shale Stratigraphic Column


450'
700'
500'
650'
270'
Kp5
Kp4
Kp3
Kp2
Kp1
Avg. Thickness = ~2600 ft
Current Production (Kp1)
Prospective Producing Zones (Kp2 - Kp5)

1) Source: Energy Information Administration

16

Pierre Shale - Strong Economics Confirmed Zero incremental entry cost Target vertical well cost: ~$1.0 MM plus $0.2 MM per interval fraced Expected F&D of $10 - $15 / BOE Benefiting from PXD's integrated well service model Tie-in costs minimal due to existing infrastructure Operating costs expected to benefit from scale efficiencies with CBM Expected vertical well IP: 750 MCFPD from one zone Potential upside from additional zones and horizontal drilling Expect similar or better returns than Raton CBM (50% Before Tax IRR @ $9 / MCF) Months Pmean Breakeven 0 750 515 1 599.2607803 411.4924025 2 444.4461843 305.1863799 3 368.7420193 253.2028532 4 321.8928203 221.03307 5 289.282304 198.6405154 6 264.9131288 181.9070151 7 245.814549 168.792657 8 230.3260982 158.1572541 9 217.4377145 149.3072306 10 206.4951555 141.7933401 11 197.0535766 135.3101226 12 188.7985814 129.6416925 13 181.5008414 124.6305777 14 174.9886259 120.1588565 15 169.1304481 116.136241 16 163.8237004 112.4922742 17 158.9869808 109.1710601 18 154.5547726 106.1276105 19 150.4736691 103.3252528 20 146.6996399 100.7337528 21 143.1960159 98.32793094 22 139.9319788 96.08662541 23 136.881413 93.9919036 24 134.0220221 92.02845517 25 131.334639 90.18311877 26 128.8026833 88.44450921 27 126.4117291 86.80272067 28 124.1491579 85.24908843 29 122.0038775 83.77599585 30 119.9660924 82.37671681 31 118.0271158 81.04528617 32 116.1792125 79.77639257 33 114.4154695 78.56528904 34 112.7296868 77.40771825 35 111.1162855 76.29984935 36 109.57023 75.23822462 37 108.0869621 74.21971398 38 106.6623439 73.24147616 39 105.2926096 72.30092529 40 103.9743235 71.39570211 41 102.7043434 70.5236491 42 101.4797895 69.68278882 43 100.298017 68.87130499 44 99.15659133 68.08752605 45 98.0532679 67.32991062 46 96.98597299 66.59703479 47 95.95278755 65.88758079 48 94.95193267 65.2003271 49 93.98175663 64.53413955 50 93.04072352 63.88796348 51 92.12740295 63.26081669 52 91.24046092 62.65178317 53 90.37865166 62.06000747 54 89.54081021 61.48468968 55 88.72584584 60.92508081 56 87.93273608 60.38047878 57 87.16052131 59.85022463 58 86.40829987 59.33369925 59 85.67522367 58.83032025 60 84.96049412 58.33953929 Months MCFPD Pierre Shale Vertical Type Well from Single Zone (0.75 BCF EUR Gross) Based on production performance from first two wells - one on production for 16 months and the other 10 months

Pierre Shale Enhances Raton Growth Drilling ~175 wells in 2008 ~160 CBM wells and ~15 Pierre Shale wells 42 CBM wells and 4 Pierre Shale wells drilled in Q1 Planning to ramp up drilling in 2009 Increased Raton production growth guidance to 10% - 15% through 2011 reflecting Pierre Shale contribution Adding firm pipeline transportation of 100 MMCFPD in 2011 from Raton to Cheyenne to support production growth ~30% of 2007 Total Production >25% of 2007 Total Proved Reserves 266 MMBOE - 65% PDP / 35% PUD Multi-year Drilling Inventory ~2,400 locations Strong Returns: 50% IRR @ $9/MCF 350 MMBOE Additional Resource Potential Q1 '07 Q1 '08 2005 2006 2007 2008 0 0 2011 150 198 142 155 171 198 268 10 50 MMCFPD '06 '07 '08 155 171 10% - 15% CAGR 142 '05 ~15% '11 Q1 '07 Q1 '08 1501 1982 31% Q1 '07 production impacted by weather-related losses Q1 '08 benefited from Q4 acquisition (10 MMCFPD)

Edwards Trend Growth Exceeding Plan Drilling >35 wells in 2008 (primarily development and appraisal wells) 11 wells drilled in Q1 Wells in new large field discovered in 2007 tested 10 - 18 MMCFPD1 60% of >900 sq mi 3-D seismic shoot completed; remainder to be completed by year-end 2008 Production expected to grow >25% in 2008 ~15 MMCFPD of gross production currently shut-in awaiting infrastructure Reflects gross capacity addition of ~6 MMCFPD in mid- May Adding another 20 - 45 MMCFPD gross capacity over remainder of 2008 Progressing additional treating capacity for 2009 and beyond ~310 M gross acres Not indicative of expected stabilized production rate ~10% of 2007 Total Production 38 MMBOE Proved Reserves Strong Returns: 50% IRR @ $9 / MCF Multi-year Drilling Inventory ~200 Locations 100 MMBOE Additional Resource Potential Q1 '07 Q1 '08 2005 2006 2007 2008 42 70.4 40 39 53.7 67.1 10 MMCFPD '06 '07 '08 39 54 40 >25% '05 42 70 Q1 '07 Q1 '08 65%

Barnett Shale - PXD Has Commenced Drilling Expansion / Tier 2 Area Drilling ~20 wells in 2008 Participating in 6 wells with Devon (50% WI) in Wise County Drilling commences Q2 First PXD-operated rig drilling in Parker County 2 wells drilled and fraced in Q1 Production currently being tied in Expect to ramp up drilling program during 2009 Targeting production growth from ~15 MMCFEPD today to 100 MMCFEPD by 2011 Tier 1 Core Ft. Worth PXD built ~80 M gross acreage position in 2007 16 MMBOE Proved Reserves Multi-year Drilling Inventory >450 2P Locations 90 MMBOE Additional Resource Potential

Tunisia Holds Large Drilling Inventory & Growth Potential Drilling 15 - 17 wells in 2008 Drilled 3 successful Silurian wells in Q1 2 wells included new discoveries in the Ordovician and TAGI (new zones tested ~3,500 BOEPD combined) Anaguid / Cherouq 1,300 km2 3-D program ~70% completed Cherouq production facilities on schedule Production commenced late Q4 '07 Will gradually increase production during 2008 as wells tied in and gross facility capacity expanded from 5 MBOPD currently to 10 MBOPD by end of Q2 and 20 MBOPD during Q4 Total net production from Cherouq, Adam and BEK currently 6.5 MBOEPD 1) Assumes ETAP backs in for 50% of PXD working interest 2) Net reported production may vary from field production based on lifting schedules Highest Returns in Company >100% IRR @ $95 / bbl 21 MMBOE Proved Reserves 110 MMBOE Additional Resource Potential ~3 MM gross acres in Tunisia 2005 2006 2007 2008 4 4 2.585 2.585 4 8.1 1 1 Liftings2 (MBOEPD) '07 '08 3 4 80% - 90% 3 '05 4 4 Q1 '07 Q1 '08 1 5 Actual Production '06

South Africa Production Increase Expected Late 2008 / Early 2009

PIONEER NATURAL RESOURCES

- **Net production 3.7 MBOEPD in Q1**
  - Includes Sable oil and gas & condensate from initial South Coast Gas wells
- **Production from largest South Coast Gas well planned for late 2008 / early 2009**
  - Sable oil field life extended as a result of higher oil prices and strong well performance
  - 90 MMCFPD Sable gas injection well (~90% of SCG reserves) was intended to commence production upon Sable oil field abandonment
  - Anticipate producing Sable oil and gas simultaneously after facilities modifications completed in late 2008 / early 2009
  - Release of Sable FPSO will result in significant LOE reduction
- **Strong cash margins reflecting Brent-related pricing**



Cape Town
380km
Mossel Bay
Synfuels Plant
F-A Pipeline
to Shore
ATLANTIC
OCEAN
F-A Platform
Sable Oil Field
Block 9
Initial development
Sable gas production (2008 / 2009)

22

Alaska Provides Large Oil Resource Potential

PIONEER NATURAL RESOURCES

- Total resource potential of 120 MMBO
- Peak net production of >20 MBOPD in 2012 - 2013

<u>Ooguruk</u>

- **Resource potential: 70 - 90 MMBO**
  - Only 5 MMBO proved reserves booked as of YE 2007
  - Expansion opportunities
- **Development drilling underway**
  - Disposal well and first producer drilled in Q1
  - Expect to have 5 - 6 producing and several injection wells drilled by YE 2008
- **First production expected Q2 with first sales after scheduled mid-year maintenance at onshore production facilities**
  - Net sales expected to reach 3 - 4 MBOPD by YE 2008

<u>Cosmopolitan</u>

- **Resource potential: 30 - 50 MMBO**
- **Initial unstimulated extended well test results encouraging**
  - Tested ~1,000 BOPD from two zones
- **Permitting and facilities planning underway; next well expected to be drilled in 2009 with first production 2011**


Ooguruk Project
PXD 70% WI (Operator)
Cosmopolitan Discovery
PXD 100% WI (Operator)

23

Investment Highlights On track to deliver 14+% production per share CAGR through 2011 Targeting >20% after-tax cash flow CAGR through 2011 2009 after-tax cash flow expected to increase ~50% from 2008 Generating free cash flow in 2008 and beyond Total proved reserves and resource potential of 2.8 BBOE Net Asset Value ~$109 per share at $85 / BBL oil and $8.50 / MCF gas ~$153 per share at $100 / BBL oil and $10 / MCF gas Pioneer at Significant Inflection Point

Appendix

2008 After-Tax Cash Flow Sensitivity ($MM) 850- 970 970 - 1,090 1,090 - 1,200 1,320 - 1,430 1,430 - 1,550 N Y M E X G A S NYMEX OIL Estimated after-tax cash flow at May strip pricing 900 - 1,010 1,010- 1,130 1,130 - 1,250 1,250 - 1,370 1,370 - 1,480 1,480 - 1,600 NYMEX OIL

1,060 - 1,280 1,280 - 1,510 1,510 - 1,730 1,730 - 1,960 1,960 - 2,190 2,190 - 2,410 2009 After-Tax Cash Flow Sensitivity ($MM) N Y M E X G A S NYMEX OIL Projected after-tax cash flow using 2009 strip pricing as of May 2008 ~50% increase compared to 2008

Pioneer Southwest Energy Partners L.P. (PSE)

PIONEER NATURAL RESOURCES

- MLP formed by PXD to own and acquire oil and gas assets in Texas and 8 counties in southeastern New Mexico
  - Primary focus will be PXD's core operating areas
- Enhances PXD's low-risk growth strategy
  - Allows PXD to more effectively pursue acquisitions through joint bidding with PSE (PSE buys proved developed reserves and PXD buys undeveloped resource potential)
  - Highlights value of PXD's long-lived proved reserves and midstream assets
- $180 MM IPO successfully completed (includes over-allotment), with net proceeds to PXD of $163 MM (taxes deferred utilizing 1031 like-kind exchange)
  - Ownership: 68% PXD / 32% Public
    - Value of PXD ownership: $410 MM (~$18 / BOE)[1]
  - Proved reserves: ~34 MMBOE (YE '07) in Spraberry field
    - ~11 MMBOE sold to public, or ~1% of PXD's YE '07 total proved reserves
  - 2007 production: 5,367 BOEPD
    - May - December 2008 production sold to public represents ~1% of PXD's 2008 forecasted production


New Mexico
Spraberry Field
Texas
PSE Operating Area

1) Reflects PSE closing price as of 5/5/2008

28

1) Approximate based on historical differentials to index prices 2) % of production 3) Represents blended Mont Belvieu posted price Gas Q2 - Q4 2008 2009 2010 Swaps - (MMBTUPD) 210,564 19,795 5,000 NYMEX Price ($/MMBTU)1 $ 8.38 $ 9.45 $ 8.54 % Hedged U.S. Gas2 ~55% ~5% - Crude Swaps - Old (BPD) 4,000 - - NYMEX Price ($/BBL)1 $ 32.00 - - Swaps - New (BPD) 11,000 8,000 4,000 NYMEX Price ($/BBL)1 $ 77.63 $ 79.43 $ 85.21 Collars - New (BPD) 3,000 2,000 - NYMEX Call Price ($/BBL)1 $ 80.80 $ 76.50 - NYMEX Put Price ($/BBL)1 $ 65.00 $ 65.00 - Natural Gas Liquids Swaps - (BPD) 1,000 1,000 1,000 Blended Index Price ($/BBL)3 $ 50.74 $ 47.41 $ 46.15 % Hedged Total Liquids2 ~40% ~20% ~5% PXD Hedge Position as of 5/5/2008 (includes PSE) HEDGING STRATEGY Capture Spikes

1) Approximate based on historical differentials to index prices 2) % of production 3) Represents blended Mont Belvieu posted price Gas Q2 - Q4 2008 2009 2010 Swaps - (MMBTUPD) 2,227 2,500 2,500 NYMEX Price ($/MMBTU)1 $ 10.00 $ 9.52 $ 9.01 % Hedged Gas2 54% 56% 59% Crude Swaps - (BPD) 2,227 2,500 2,000 NYMEX Price ($/BBL)1 $ 101.79 $ 99.26 $ 98.32 % Hedged Crude2 87% 92% 78% Natural Gas Liquids Swaps - (BPD) 445 500 500 Blended Index Price ($/BBL)3 $ 57.15 $ 53.08 $ 52.67 % Hedged NGLs2 45% 47% 50% % Hedged Total2 72% 76% 68% PSE Hedge Position as of 5/5/2008 HEDGING STRATEGY Protect Distributions

Future Amortization of Deferred Losses on Terminated Commodity Hedges1 1) Deferred losses will decrease oil and gas revenues for the periods shown. Excludes deferred hedge gains and losses associated with derivatives terminated in conjunction with the VPPs Oil Gas Total (Cash / Noncash) Total (Cash / Noncash) 1st Qtr 2008 24 (18 / 6) - (- / -) 2nd Qtr 2008 30 (24 / 6) - (- / -) 3rd Qtr 2008 30 (24 / 6) - (- / -) 4th Qtr 2008 29 (23 / 6) - (- / -) 1st Qtr 2009 5 (5 / -) - (- / -) 2nd Qtr 2009 5 (5 / -) - (- / -) 3rd Qtr 2009 5 (5 / -) - (- / -) 4th Qtr 2009 5 (5 / -) - (- / -) 1st Qtr 2010 4 (4 / -) - (- / -) 2nd Qtr 2010 5 (5 / -) - (- / -) 3rd Qtr 2010 5 (5 / -) - (- / -) 4th Qtr 2010 4 (4 / -) - (- / -) ($ Millions)

Senior Notes and Credit Facility as of 3/31/08 2008 2009 2010 2011 2012 2016 $6 MM 5.875% $250 MM 7.20% 2017 $527 MM 5.875% 2028 $450 MM 6.875% $663 MM $1.5 B Credit Facility Maturities and Balances1 2018 $500 MM 6.65% Net debt: $2.8 B Net debt to book capitalization: 48% 1) Excludes net discounts and hedge losses of ~$92 MM 2) During January 2008, Pioneer issued $500 MM of 2.875% convertible senior notes due 2038, with a first put/call in 2013 2013 $500 MM2 2.875% Targeting 35% - 40% net debt to book capitalization

Production (MBOEPD)1 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Spraberry 25 26 27 28 30 Raton 25 28 29 31 33 Edwards 7 8 10 10 12 Mid-Continent 20 20 22 20 20 Other U.S. 6 6 6 6 7 Total N. America 832 88 94 95 102 Tunisia 4 5 5 3 4 S. Africa 2 3 2 5 4 Total 892 96 101 103 110 1) Restated to exclude Canada discontinued operations 2) Reflects impact of weather-related production losses in Raton, Mid-Continent and Spraberry totaling ~3 MBOEPD

Op Cost G&A Interest DD&A PXD2 $11.84 $ 3.65 $ 3.81 $ 10.90 $30.20 PXD VPP-Adjusted2 $ 10.28 $ 3.17 $ 3.31 $ 9.47 PEER AVG $ 10.18 $ 2.65 $ 2.25 $12.32 CS Universe3 $ 10.54 $ 3.67 $ 3.13 $ 13.74 2007 All-in Costs vs. Peers 2007 All-in Costs ($ / BOE)1 1) Includes production costs (including production taxes), G&A (excluding capitalized G&A for full-cost companies), DD&A and interest expense 2) Pro forma for Canada divestiture 3) Source: Credit Suisse; CS Universe consists of 54 E&P companies Production $31.08 G&A DD&A Interest $26.23

Spraberry 40-Acre Type Well Payout = 3 years (23.8 MBOE) 5 10 15 20 25 Spraberry 40-Acre Type Well Pricing: $95 / BBL & $9 / MCF BTax IRR: 50% BTax DROI: 2.3 Gross EUR: 100 MBOE Gross Cost: $1.1 MM 60% reserves = 11.6 years

Spraberry - Quantifying Additional Resource Potential Net MMBOE Ongoing field development ~200 40-acre spacing and deeper Wolfcamp drilling Excludes YE 2007 proved undeveloped reserves of 248 MMBOE Identified recovery improvements 20-acre spacing on high-graded acreage (~9,500 drilling locations) ~500 Historical downspacing performance indicates 75% - 80% recovery of a 40-acre location [869 M acres / 640 acres per section x 70% high-graded acreage x 12.3 MMBOE OOEIP per section x 6% incremental primary recovery] x 70% NRI Secondary recovery ~300 10 historical waterflood projects have recovered 82 MMBO suggesting 1:2 secondary to primary recovery ratio [(869 M acres / 640 acres per section x 40% floodable acreage x 10.6 MMBO OOIP per section x 9 % incremental secondary recovery) - 82 MMBO previously recovered through waterflood] x 70% NRI ~1,000

Historical Spraberry Waterfloods Estimated incremental waterflood recovery of 9% of OOIP Documented benefit from water injection Rapid production response Upside resource potential on Pioneer acreage ~300 MMBO Planning large-scale project for 2009

Pierre Shale - Reservoir Characteristics Reservoir Properties Barnett Pierre (Kp1 only) Depth (ft) 4,000 - 9,000 4,000 - 6,000 Thickness (ft) 150 - 800 200 - 800 Porosity (%) 3 - 6 2 - 6 Maturity (Ro) 1.0 - 2.0 2.0 - 2.8 Clay Content (%) 15 - 30 15 - 35 TOC (%) 3.0 - 8.0 1.6 - 2.6 Pierre Shale Raton Coals Quick-look Metrics Pierre Net acreage 134,000 Risked prospective acreage 88,000 OGIP/section (BCF) 100 Recoverable gas/section (BCF) 16 Risked prospective sections 138 Net risked recoverable gas (TCF) >2

Raton CBM Well Type Curve Years 2004 - 2006 Avg 0 100 1 150 2 157 3 153 4 140.5601195 5 130.0131103 6 120.257502 7 111.2339114 8 102.8874111 9 95.16719519 10 88.02627013 11 81.42116847 12 75.3116844 13 69.66062897 14 64.43360373 15 59.59879133 16 55.12676184 17 50.99029365 18 47.16420773 19 43.62521436 20 40.35177138 21 37.32395307 22 34.52332885 23 31.93285107 24 29.53675128 25 27.32044421 26 25.27043901 27 23.37425713 28 21.62035634 29 19.9980605 30 18.49749457 Years MCFPD Raton CBM well type curve reflects a combination of initial wells in a section and infill drilling Initial wells require dewatering; infill wells do not Avg. Working Interest: ~96% Avg. Net Revenue Interest: ~84% Mean EUR (Gross): 0.8 BCFE1 Drilling Cost: $0.45 MM / Well BTax IRR: 50% @ $9 / MCF (DROI: 2.9) Expected Avg. Well Life: 35 Years 1) Reflects average EUR for 2004 - 2007 drilling program, which included a mix of initial wells in a section and infill drilling. Similar mix and EURs expected from 2008 program. Dewatering Period

1st Qtr 0 3000 1 2250 2 1687.5 3 1265.6 4 949.2 5 711.9 6 533.9 7 400.5 8 300.3 9 225.3 10 168.9 11 126.7 12 95 13 71.3 14 53.5 15 25 Tunisia Type Curve Silurian type curve based upon average well performance to-date Working Interest1: 20% - 50% Net Revenue Interest1: 17% - 44% Avg. EUR (Gross): 4.3 MMBO / well Additional upside from gas and condensate sales Drilling & Completion Cost: $9 - $10 MM / well BTax IRR: >100% @ $95 / BBL (DROI: >3.0) Expected Avg. Well Life: 15 years BOPD Years 1) Assumes ETAP backs in for 50% of PXD working interest

(MMBBLS) Q1 Q2 Q3 Q4 Total 2005 - - - - - 2006 0.8 0.8 0.8 0.8 3.2 2007 0.8 0.8 0.7 0.7 3.0 2008 0.7 0.7 0.7 0.8 2.9 2009 0.7 0.7 0.7 0.6 2.7 2010 0.6 0.6 0.6 0.7 2.5 2011 0.3 0.3 0.4 0.4 1.4 2012 0.3 0.3 0.3 0.3 1.2 (BCF) Q1 Q2 Q3 Q4 Total 2005 2.4 4.0 4.3 4.3 15.0 2006 3.7 3.7 3.6 3.5 14.5 2007 3.5 3.5 3.5 3.5 14.0 2008 2.7 2.7 2.8 2.8 11.0 2009 2.5 2.5 2.5 2.5 10.0 Impact of Volumetric Production Payments (VPP) Schedule of Oil VPP Volumes Schedule of Gas VPP Volumes

($ Million) Q1 Q2 Q3 Q4 Total Gas / Oil Gas / Oil Gas / Oil Gas / Oil Gas / Oil 2005 11 / - 19 / - 21 / - 20 / - 71 / - 2006 16 / 27 20 / 28 19 / 28 18 / 29 73 / 112 2007 16 / 26 18 / 27 19 / 27 18 / 27 71 / 107 2008 11 / 25 14 / 25 14 / 26 13 / 26 52 / 102 2009 11 / 24 12 / 24 13 / 24 12 / 24 48 / 96 2010 - / 22 - / 22 - / 22 - / 22 - / 88 2011 - / 10 - / 10 - / 10 - / 11 - / 41 2012 - / 9 - / 10 - / 10 - / 10 - / 39 Total Proceeds & Other Comprehensive Income $900 Impact of Volumetric Production Payments (VPP) Amortization of VPP Deferred Revenue & Other Comprehensive Income1 1) Deferred revenue and other comprehensive income will be amortized over the term of the VPP as an increase to Oil and Gas Revenues. Pioneer retains responsibility for 100% of operating expenses

Q1 Q2 Q3 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 01 Q2 2001 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 LOE 2.99 2.42 2.47 2.18 2.05 2.2 2.33 2.36 2.58 2.89 3.19 3.29 2.88 2.63 2.68 3.02 3.3 3.29 3.44 3.43 3.71 3.81 4.22 4.8 5 5.63 4.81 6.15 6.23 5.61 6.19 6.28 6.94 7.18 7.17 7.77 Field Fuel 0.45 0.81 0.96 1.46 1.54 0.9 0.6 0.51 0.49 0.65 0.63 0.7 1 0.72 0.68 0.55 0.65 0.65 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 0.67 3rd Party FF 0.12 0.21 0.25 0.35 0.39 Transportation 0.33 0.34 0.33 0.15 0.4 0.48 0.52 0.57 0.54 0.55 0.54 0.55 0.48 0.38 0.37 0.37 0.47 0.47 0.49 0.25 0.88 1.19 1 1.04 1 1.2 0.79 0.8 0.93 0.98 1 0.96 0.99 Prod Taxes 0.27 0.38 0.37 0.67 0.67 0.79 0.93 1.08 0.76 0.61 0.53 0.5 0.63 0.6 0.43 0.84 0.59 0.55 0.56 0.59 0.59 0.59 0.77 2.23 2.54 2.72 3.32 2.96 3.28 3.5 2.5 3.24 3.31 3.23 2.99 3.79 Workover 0.05 0.1 0.16 0.28 0.06 0.11 0.16 0.21 0.16 0.16 0.14 0.3 0.28 0.26 0.17 0.2 0.11 0.15 0.13 0.23 0.28 0.17 0.29 0.62 0.57 0.54 0.56 0.72 0.74 0.81 0.45 0.69 0.85 0.83 0.7 0.67 Production Costs (per BOE)1 Production & Ad Valorem Taxes Q 1 2007 Q 2 2007 VPP-Adjusted $9.55 $10.47 Workovers LOE Third Party Transportation Q 3 2007 $6.01 Production Cost LOE $5.38 $10.69 $6.27 Q 1 2008 $12.08 $3.31 $0.98 $0.85 $6.94 $10.35 $6.28 Q 4 2007 $11.14 $3.24 $0.93 $0.69 $6.28 $11.83 $6.95 $12.24 $3.23 $1.00 $0.83 $7.18 1) Restated to exclude Canada discontinued operations $11.82 $2.99 $0.96 $0.70 $7.17 $13.22 $3.79 $0.99 $0.67 $7.77 Production Costs Q1 '08 vs. Q4 '07 Production and Ad Valorem tax increased due to higher commodity prices LOE increased primarily due to: Higher fuel and power costs Raton compressor maintenance Sable FPSO fixed operating costs coupled with declining production (expect to release FPSO by year end) Cherouq start-up costs

VPP - Adjusted Production Costs Pioneer presents VPP-Adjusted Production Costs (per BOE) and VPP- Adjusted LOE (per BOE) to assist investors in considering the Company's costs in relation to the total BOEs (reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) and VPP-Adjusted LOE (per BOE) are calculated as follows: Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Production costs as reported (thousands): LOE $ 50,395 $ 60,555 $ 66,614 $ 68,161 $ 77,950 Total $ 89,448 $105,378 $113,554 $112,358 $ 132,647 Production (MBOE): As reported 8,028 8,725 9,273 9,506 10,037 VPP deliveries 1,334 1,344 1,352 1,345 1,178 VPP-adjusted production 9,362 10,069 10,625 10,851 11,215 Production costs per BOE: As reported: LOE $ 6.28 $ 6.94 $ 7.18 $ 7.17 $ 7.77 Total $ 11.14 $ 12.08 $ 12.24 $ 11.82 $ 13.22 VPP-adjusted: LOE $ 5.38 $ 6.01 $ 6.27 $ 6.28 $ 6.95 Total $ 9.55 $ 10.47 $ 10.69 $ 10.35 $ 11.83

Net Asset Value Summary 1) Assumes current production and capital costs. See next slide for proved reserves PV-10 reconciliation 2) Excludes net discounts and hedge losses 3) Excludes conversion effects of convertible senior notes and unamortized restricted stock awards As of December 31, 2007 Net Asset Value @ the indicated NYMEX oil & gas prices and 10% discount rate Proved reserves (964 MMBOE)1 $13,814 $17,699 Net resource potential (1,870 MMBOE)1 11,669 16,451 Working capital 156 156 Other assets 450 450 Long-term debt 2 (2,850) (2,850) Other liabilities (375) (651) Taxes (9,875) (13,037) Net Asset Value $12,989 $18,218 Diluted shares outstanding3 119 119 Net Asset Value per share (10% discount rate) ~ $109 ~ $153 Net Asset Value per share (8% discount rate) ~ $138 ~ $191 (in millions, except per share data)

Unaudited Reconciliation of PV-10 to Standardized Measure PV-10 is the estimated future net cash flows from proved reserves discounted at an annual rate of 10 percent before giving effect to income taxes. Standardized Measure is the after-tax estimated future cash flows from proved reserves discounted at an annual rate of 10 percent, determined in accordance with GAAP. Pioneer's management believes PV-10 is a useful measure for comparison of proved reserves among exploration and production companies because, unlike Standardized Measure, it excludes future income taxes, which can differ materially among various companies. Pioneer believes that securities analysts and rating agencies use PV-10 in similar ways. Below is a reconciliation of PV-10 to Standardized Measure (in millions) based on proved reserves as of December 31, 2007 and the indicated price assumptions: ?As of December 31, 2007 $85/$8.50 $100/$10.00 PV-10 of Proved Reserves at Indicated Prices $ 13,814 $ 17,699 Discounted Effect of Pricing Differences (450) (4,335) PV-10 of Proved Reserves at Year-End SEC Prices $ 13,364 $ 13,364 Discounted Effect of Income Taxes Standardized Measure (4,347) (4,347) $ 9,017 $ 9,017

Net Asset Value Disclosure Pioneer does not consider "Net Asset Value" and "Net Asset Value Per Share" to be "non-GAAP financial measures," as defined in SEC rules. Pioneer uses Net Asset Value as an estimate of fair value. Net Asset Value and Net Asset Value Per Share should not be considered as alternatives to Standardized Measure, Stockholders Equity or per share statements of those measures. Pioneer's Net Asset Value calculation is based on numerous assumptions that may change as a result of future activities or circumstances.

Finding & Development Costs "Finding and development costs per BOE" means total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place and discoveries and extensions. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.

Certain Reserve Information Cautionary Note to U.S. Investors -- The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "resource potential," "net resource potential," "total resource," "OOIP," "OGIP," "OOEIP," "EUR," "recoverable gas" or other descriptions of volumes of reserves that the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K, file No. 1-13245, available from us at Investor Relations, 5205 N. O'Connor Blvd., Suite 200, Irving, Texas 75039. You can also obtain this form from SEC by calling 1-800-SEC-0330.

Pioneer Southwest Energy Partners, L.P. A copy of the final prospectus relating to the initial public offering of common units in Pioneer Southwest Energy Partners L.P. may be obtained by submitting requests to Citigroup Global Markets Inc., Attention: Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, phone: 718-765-6732, fax: 718-765-6734; Deutsche Bank Securities Inc., Attn: Prospectus Department, 100 Plaza One, 2nd Floor, Jersey City, NJ, 07311, or by telephone at (800) 503-4611, or by email at prospectus.cpdg@db.com; or UBS Securities LLC, Attention: Prospectus Department, 299 Park Avenue, New York, New York 10171, phone: 212-821- 3000. A registration statement relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities law in any such state.